UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2022

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors (the “Board”) of AMN Healthcare Services, Inc. (the “Company”) approved the amendment of the By-laws of the Company to, among other things:

•	Clarify that beneficial holders, as well as record holders, of the Company’s common stock may request a special meeting, subject to the other conditions and requirements set forth in the By-laws;
•	Conform requirements for notice of adjourned meetings and provision of a stockholder list to reflect recent amendments to the Delaware General Corporation Law;
•	Reserve a white proxy card for the exclusive use for solicitation by the Company, and require other soliciting persons to use a proxy card color other than white; and
•	Update the advance notice bylaws to (i) clarify that the number of nominees a stockholder may nominate at an annual meeting may not exceed the number of directors to be elected at such meeting, and (ii) add a requirement that the stockholder notice include a director and stockholder questionnaire in the form provided by the Secretary of the company and certain other informational and updating requirements and that the nominating stockholders and stockholder nominees must comply with applicable law, rules and regulations in connection with the nomination, solicitation and election.

These amendments became effective immediately upon their approval by the Board.

This summary is qualified in its entirety by reference to the full text of the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Eleventh Amended and Restated By-laws of AMN Healthcare Services, Inc. dated December 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: December 16, 2022	By:	/s/ Cary Grace
Cary Grace
Chief Executive Officer